SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  July 12, 2002
                         -------------------------------
                            (Earliest Event Reported)



                             Synovus Financial Corp.
                           ---------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                      1-10312                          58-1134883
--------------               ---------------                   ---------------
(State of                     (Commission File                 (IRS Employer
 Incorporation)                Number)                          Identification
 Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                      -------------------------------------
                         (Registrant's Telephone Number)

           -----------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.  Other Events.
------   ------------

         Effective August 1, 2002, Synovus Financial Corp. ("Synovus") will begin utilizing Mellon Investor Services LLC as its new transfer agent, registrar and dividend disbursing agent for Synovus common stock. To facilitate an orderly transition of Dividend Reinvestment and Direct Stock Purchase Plan accounts from EquiServe Trust Company, N.A. to Mellon Investor Services, LLC, no transactions in these accounts will be processed from July 19, 2002 through August 1, 2002. Please contact Synovus Investor Relations at 1-706-649-5220 for additional information.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits - None

                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SYNOVUS FINANCIAL CORP.
                                                ("Registrant")


Dated: July 12, 2002                        By:/s/ Kathleen Moates
       -------------------                     --------------------------------
                                                Kathleen Moates
                                                Senior Deputy General Counsel
















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